SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934
                                (AMENDMENT NO. )

Filed by the Registrant                     [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                           RECOVERY ENGINEERING, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                                       N/A
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)   Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------

     2)   Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------

     4)   Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------

     5)   Total fee paid:

          ----------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:

          ----------------------------------------------------------------------

     2)   Form, Schedule or Registration Statement No.:

          ----------------------------------------------------------------------

     3)   Filing Party:

          ----------------------------------------------------------------------

     4)   Date Filed:

          ----------------------------------------------------------------------

                           RECOVERY ENGINEERING, INC.
                             9300 North 75th Avenue
                          Minneapolis, Minnesota 55428
                                 (612) 315-5500


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD APRIL 23, 1998


TO THE SHAREHOLDERS OF
RECOVERY ENGINEERING, INC.:

      NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Recovery Engineering, Inc., a Minnesota corporation (the "Company"), will be held on Thursday, April 23, 1998, at 3:30 p.m. (Minneapolis time), at the offices of Robins, Kaplan, Miller & Ciresi L.L.P., 2800 LaSalle Plaza, 800 LaSalle Avenue, Minneapolis, Minnesota 55402, for the following purposes:

      1.    To elect seven directors of the Company for the coming year.

      2. To consider and act upon a proposal to amend the 1994 Stock Option and Incentive Plan to increase the number of shares reserved for issuance thereunder.

      3. To consider and act upon a proposal to amend the 1993 Director Stock Option Plan to increase the number of shares subject to each option granted thereunder.

      4. To ratify the appointment of Ernst & Young LLP as independent auditors for the fiscal year ending December 31, 1998.

      5. To transact such other business as may properly come before the meeting or any adjournment thereof.

      Holders of record of the Company's Common Stock at the close of business on March 17, 1998 are entitled to notice of and to vote at the Annual Meeting or any adjournment thereof.

      Each of you is invited to attend the Annual Meeting in person if possible. Whether or not you plan to attend in person, please mark, date and sign the enclosed proxy, and mail it promptly. A return envelope is enclosed for your convenience.


                                        By Order of the Board of Directors



                                        Eric O. Madson, SECRETARY

March 20, 1998


          -------------------------------------------------------------
             WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING,
          PLEASE SIGN THE PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE.
          -------------------------------------------------------------

                           RECOVERY ENGINEERING, INC.
                             9300 North 75th Avenue
                          Minneapolis, Minnesota 55428
                                 (612) 315-5500

                                 ---------------
                                 PROXY STATEMENT
                                 ---------------


                             SOLICITATION OF PROXIES

      The enclosed proxy is solicited by and on behalf of the Board of Directors of Recovery Engineering, Inc., a Minnesota corporation (the "Company"), for use at the Annual Meeting of Shareholders ("Annual Meeting") to be held on April 23, 1998, and any adjournment thereof. This Proxy Statement and the accompanying form of proxy are being mailed to shareholders on or about March 20, 1998.

      The expense of the solicitation of proxies for the Annual Meeting, including the cost of mailing, has been or will be borne by the Company. Arrangements will be made with brokerage houses and other custodian nominees and fiduciaries to send proxies and proxy materials to their principals, and the Company will reimburse them for their expense in so doing. In addition to solicitation by mail, proxies may be solicited by telephone, telegraph or personally.


                         VOTING AND REVOCATION OF PROXY

      The record date for the Annual Meeting is the close of business on March 17, 1998. On the record date, 4,557,704 shares of Common Stock were outstanding. Holders of record of the Company's Common Stock on the record date are entitled to notice of and to vote at the Annual Meeting. Each share of Common Stock entitles the holder thereof to one vote upon each matter to be presented at the Annual Meeting.

      Each proxy returned to the Company will be voted in accordance with the instructions indicated thereon. If no instructions are indicated, the shares will be voted (i) FOR the election of the nominees for the Board of Directors named in this Proxy Statement; (ii) FOR the approval of an amendment to the 1994 Stock Option and Incentive Plan to increase the number of shares reserved for issuance thereunder; (iii) FOR the approval of an amendment to the 1993 Director Stock Option Plan to increase the number of shares subject to each option granted thereunder; and (iv) FOR the ratification of the appointment of Ernst & Young LLP as independent auditors for the fiscal year ending December 31, 1998. While the Board of Directors knows of no other matters to be presented at the Annual Meeting or any adjournment thereof, all proxies returned to the Company will be voted on any such matter in accordance with the judgment of the proxy holders.

      Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. Proxies may be revoked by (a) giving written notice of such revocation to the Secretary of the Company, (b) giving another written proxy bearing a later date, or (c) attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself constitute a revocation of a proxy).

      A quorum, consisting of a majority of the shares of Common Stock entitled to vote at the Annual Meeting, must be present in person or by proxy before action may be taken at the Annual Meeting. If an executed proxy is returned and the shareholder has abstained from voting on any matter, the shares represented by such proxy will be considered present at the meeting for purposes of determining a quorum and for purposes of calculating the vote, but will not be considered to have been voted in favor of such matter. If an executed proxy is returned by a broker holding shares in "street name" which indicates that the broker does not have discretionary authority as to certain shares to vote on one or more matters, such shares will be considered present at the meeting for purposes of determining a quorum, but will not be considered to be represented at the meeting for purposes of calculating the vote with respect to such matter.


                              ELECTION OF DIRECTORS
                                  (PROPOSAL 1)

      The business and affairs of the Company are managed under the direction of its Board of Directors. Each director is elected for a term of one year or until his or her successor is elected.

      Shareholders will be asked at the Annual Meeting to elect seven directors. The Board has nominated the seven individuals named below to serve as directors of the Company. Unless authority is withheld, all proxies received in response to this solicitation will be voted FOR the election of the nominees named below. Each of the nominees named below is now a director of the Company and has served continuously as a director since the year indicated. Each of the nominees was elected by the shareholders at the 1997 Annual Meeting, except for Mr. Gheewalla who was appointed by the Board of Directors in February 1998. All nominees have indicated a willingness to serve if elected. If any nominee becomes unable to serve prior to the Annual Meeting, the proxies received in response to this solicitation will be voted for a replacement nominee selected in accordance with the best judgment of the proxy holders named therein.

                                                                       DIRECTOR
NAME                     POSITIONS WITH COMPANY                 AGE     SINCE
----                     ----------------------                ------  --------

Robert R. Gheewalla      Director                                30      1998
John E. Gherty           Director                                54      1988
Sanjay H. Patel          Director                                37      1996
Brian F. Sullivan        President, Chief Executive Officer
                         and Director                            36      1986
William D. Thompson      Director                                76      1995
William F. Wanner, Jr.   Director                                55      1986
Richard J. Zeckhauser    Director                                57      1987


SHAREHOLDER APPROVAL

      The affirmative vote of a plurality of the shares of Common Stock represented at the Annual Meeting either in person or by proxy, assuming a quorum is present, is required for the election of directors.


      THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE ELECTION OF THE NOMINEES FOR THE BOARD OF DIRECTORS AS SET FORTH IN PROPOSAL 1.

                        INFORMATION CONCERNING DIRECTORS,
                         NOMINEES AND EXECUTIVE OFFICERS

DIRECTORS AND NOMINEES

      All of the nominees for election to the Company's Board of Directors are presently serving as directors of the Company. The following discussion sets forth certain information concerning the directors and nominees of the Company.

      ROBERT R. GHEEWALLA has been a director of the Company since February 1998. Mr. Gheewalla has been an Associate in the Principal Investment Area of Goldman, Sachs & Co. since 1994. From 1989 to 1994, he worked in the Global Finance Department of Goldman, Sachs & Co. Mr. Gheewalla also serves on the Advisory Committees or Boards of Directors of Marcus Cable Co., L.P. and North American Railnet, Inc.

      JOHN E. GHERTY has been a director of the Company since 1988. Mr. Gherty has been President and Chief Executive Officer of Land O' Lakes, Inc., a food and agricultural company, since 1989 and prior thereto was Group Vice President and Chief Administrative Officer of Land O' Lakes, Inc. Mr. Gherty is also a director of CF Industries, Inc., the National Council of Farmer Cooperatives and the Minnesota Business Partnership.

      SANJAY H. PATEL has been a director of the Company since July 1996. Mr. Patel is expected to join Greenwich Street Capital Partners as a managing director in April 1998. Mr. Patel was a Managing Director in the Principal Investment Area of Goldman, Sachs & Co. from 1996 to January 1998, and worked in the Leveraged Buyout Group of Goldman, Sachs & Co. from 1987 to 1996. Mr. Patel is also a director of Stirling Cooke Brown Holdings Limited.

      BRIAN F. SULLIVAN has been the President and Chief Executive Officer and a director of the Company since its inception in 1986, and also served as Chief Financial Officer of the Company from 1986 to 1994. Mr. Sullivan has established and directed the implementation of the Company's strategic direction since its inception. He has led the Company from the development stage through its initial contracts with the United States armed forces, the introduction of reverse osmosis desalinators and portable drinking water systems, and the development and introduction of the Company's household drinking water systems. Mr. Sullivan is named as an inventor on four United States patents held by the Company. Mr. Sullivan is also a director of North Central Life Insurance Company and Simple Simon, Inc.

      WILLIAM D. THOMPSON has been a director of the Company since December 1995. Mr. Thompson served as Executive Vice President of the New York City advertising firm of Young & Rubicam, Inc. until his retirement in 1989. During 37 years of service for Young & Rubicam, Mr. Thompson oversaw accounts for numerous companies, including General Foods, Merrill Lynch, General Electric, Warner-Lambert, Bristol-Meyers Squibb, and Johnson & Johnson.

      WILLIAM F. WANNER, JR. has been a director of the Company since its inception in 1986. Mr. Wanner served as Chairman of the Board of the Company from 1986 to 1994. Since 1973, Mr. Wanner has been the Chief Executive Officer and principal shareholder of Wanner Engineering, Inc. and its affiliated companies, which design, produce and market a range of high pressure pumps and controls.

      RICHARD J. ZECKHAUSER has been a director of the Company since 1987. Dr. Zeckhauser has been a professor of political economy at the John F. Kennedy School of Government at Harvard University since 1968. Dr. Zeckhauser was a co-founder of Niederhoffer, Cross and Zeckhauser, a New York-based investment firm specializing in mergers and acquisitions and money management.

BOARD COMMITTEES AND ACTIONS

      During calendar year 1997, the Board of Directors met four times. The Board of Directors has two standing committees, a Compensation Committee and an Audit Committee, which met three times and one time, respectively, during 1997. Each director attended at least 75% of the total number of meetings of the Board and of committees on which the director served.

      The Compensation Committee reviews and makes recommendations to the Board of Directors regarding salaries, compensation and benefits of executive officers of the Company and administers the Company's 1986 Stock Option Plan and 1994 Stock Option and Incentive Plan. The members of the Compensation Committee are Mr. Gherty and Mr. Wanner.

      The Audit Committee reviews the internal and external financial reporting of the Company and reviews the scope of the independent audit. During 1997, the members of the Audit Committee were Dr. Zeckhauser and Mr. Ronald W. Weber, an incumbent director whose service as a director will not continue after the Annual Meeting.

      The Board of Directors acts as the nominating committee. See "Information Concerning Directors, Nominees and Executive Officers - Nomination of Directors."


DIRECTOR COMPENSATION

      Directors of the Company currently receive no cash fee for their service as directors. Non-employee directors of the Company have been granted stock options in connection with their service as directors, including options automatically granted under the 1993 Director Stock Option Plan. See "Information Concerning Directors, Nominees and Executive Officers - Director Stock Option Plan" and "Approval of Amendment to 1993 Director Stock Option Plan (Proposal 3)."


NOMINATION OF DIRECTORS

      Directors of the Company are elected annually to serve until the next annual meeting of shareholders or until their successors are duly elected. Pursuant to a Securities Purchase Agreement dated July 19, 1996, between the Company and five investment partnerships affiliated with The Goldman Sachs Group, L.P. (collectively, "GS Group"), GS Group has the right to nominate one person to serve on the Company's Board of Directors, and the Company has agreed to use its best efforts to secure the election of such nominee to the Board of Directors. See "Information Concerning Directors, Nominees and Executive Officers - Certain Transactions." Mr. Gheewalla has been nominated by GS Group and has been elected director pursuant to such arrangement. The Company knows of no other arrangements or understandings between a director or nominee and any other person pursuant to which he has been selected as a director or nominee. There is no family relationship between any of the nominees, directors or executive officers of the Company.

      The Board of Directors acts as the nominating committee for selecting the Board's nominees for election as directors. The Company's Bylaws require that shareholder nominations for director be made pursuant to timely notice in writing to the Company. To be timely, written notice must be delivered to the Company not less than 60 nor more than 90 days prior to the date of the scheduled annual meeting; however, if the Company gives less than 70 days' notice of such meeting, the shareholder may deliver notice no later than the tenth day following the earlier of the day on which the Company's notice of the date of the meeting was mailed or the day on which such date was publicly disclosed. The Bylaws further provide that the shareholder's notice shall set forth certain information concerning each nominee, including (i) the name, age, business address and residence address of such person, (ii) the principal occupation or employment of such person, (iii) the class and number of shares of the Company's stock beneficially owned by such person on the date of the notice, and (iv) any other information relating to such person that would be required to be disclosed pursuant to Regulation 13D and Regulation 14A under the Securities Exchange Act of 1934. In addition, the shareholder giving the notice is required to state the name and address of such shareholder and the identity of other shareholders known by such shareholder to be supporting such nominees and the extent of such shareholders' beneficial ownership of the Company's stock. A majority of the Continuing Directors may reject a nomination by a shareholder not timely made in accordance with the requirements of the Bylaws. In case of a deficiency in such shareholder's notice, the shareholder has the opportunity to cure the deficiency by providing additional information within five days of the date that such a deficiency notice is given to the shareholder. A majority of the Continuing Directors determines whether the deficiency has been cured by the shareholder.


EXECUTIVE OFFICERS

      The following discussion sets forth information about the executive officers of the Company who are not directors.

                                                                         OFFICER
NAME                      POSITIONS WITH COMPANY                 AGE      SINCE
----                      ----------------------                 ---     -------
Jeffrey T. Dekko          Vice President - Marketing              31      1995
Richard D. Hembree        Vice President - Engineering            45      1987
Charles F. Karpinske      Vice President and Chief Financial
                          Officer                                 43      1996
Sally S. Mainquist        Vice President - Manufacturing          42      1994
Barry B. Van Lerberghe    Vice President - Sales                  36      1995

      JEFFREY T. DEKKO has served as Vice President - Marketing of the Company since July 1995. Mr. Dekko served as Vice President of Recreational Products for the Company from October 1994 to July 1995. Mr. Dekko directs the Company's marketing efforts in the consumer household water products category. From 1988 to October 1994, Mr. Dekko was marketing manager for General Mills, Inc.

      RICHARD D. HEMBREE has served as chief engineer of the Company since 1986 and Vice President - Engineering since 1987. Mr. Hembree has been principally responsible for the development of new technologies incorporated into the Company's products. Mr. Hembree is named as an inventor on eight United States patents held by the Company. From 1983 to 1986, Mr. Hembree was a senior design engineer at Seagold Industries Corporation, a manufacturer of desalinators, where he designed several energy recovery pumps and was engaged in the design and development of manual desalinators and hydraulic energy recovery devices.

      CHARLES F. KARPINSKE has served as the Company's Vice President and Chief Financial Officer since February 1996. Prior to joining the Company, Mr. Karpinske served as Vice President of Operations and Chief Financial Officer of Goretek Data Systems, a software development company, from April 1995 to February 1996. From August 1993 to March 1995, Mr. Karpinske was the Chief Operating Officer and Chief Financial Officer for Decision Data, a manufacturer and distributor of computer equipment. From October 1986 to July 1993, Mr. Karpinske worked for Apertus Technologies (formerly Lee Data), a manufacturer and distributor of computer equipment, serving in a number of financial positions including Chief Financial Officer, Vice President of Finance and Administration and Corporate Controller.

      SALLY S. MAINQUIST has served as Vice President - Manufacturing of the Company since March 1994. Ms. Mainquist directs the Company's manufacturing operations and is responsible for establishing automated manufacturing processes for the Company's household drinking water systems. From 1982 to February 1994, Ms. Mainquist served in various positions with Graco Inc., a manufacturer of fluid handling equipment, most recently as a factory operations manager.

      BARRY B. VAN LERBERGHE has served as Vice President - Sales of the Company since July 1995. Prior to joining the Company, Mr. Van Lerberghe was Western Regional Manager for Sunbeam Household Products from 1992 to 1995, and District Sales Manager for Polaroid Corporation from 1988 to 1992.


EXECUTIVE COMPENSATION

      The following Summary Compensation Table sets forth certain information regarding compensation of the Chief Executive Officer and each of the other executive officers of the Company for the years ended December 31, 1997, 1996 and 1995.


                           SUMMARY COMPENSATION TABLE

                                                                 LONG-TERM
                                                                COMPENSATION
                                                ANNUAL          ------------
                                             COMPENSATION          AWARDS
                                          --------------------   -----------        OTHER
NAME AND PRINCIPAL POSITION       YEAR     SALARY    BONUS (1)   OPTIONS (#)   COMPENSATION (2)
---------------------------       ----    --------   ---------   -----------   ----------------
Brian F. Sullivan                 1997    $205,000   $150,000          --          $3,200
(President and Chief Executive    1996     150,000         --     250,000              --
Officer)                          1995     150,000         --     121,500              --

Jeffrey T. Dekko (3)              1997    $110,000    $60,345      12,000          $2,575
(Vice President - Marketing)      1996      88,500         --      14,000           1,312
                                  1995      82,000         --      11,000              --

Richard D. Hembree                1997    $112,000    $49,164      10,000          $2,382
(Vice President - Engineering)    1996      99,900         --          --           1,996
                                  1995      82,000         --      45,000              --

Charles F. Karpinske (4)          1997    $140,000    $64,280      40,000          $3,023
(Vice President and Chief         1996     112,500         --      25,000              --
Financial Officer)                1995         N/A        N/A         N/A             N/A

Sally S. Mainquist                1997    $107,000    $47,304      10,000          $2,191
(Vice President - Manufacturing)  1996      99,000         --      20,000           1,974
                                  1995      82,000         --          --              --

Barry B. Van Lerberghe (3)(5)     1997    $110,000    $57,020      12,000          $2,491
(Vice President - Sales)          1996      96,300         --      13,000           2,140
                                  1995      41,885         --      12,000          39,440 (6)

-----------------

(1) The executive officers of the Company are eligible to earn annual cash bonuses tied to the level of achievement of annual performance targets.

(2) Represents the Company's matching contribution under its 401(k) Retirement Savings Plan, unless otherwise indicated.

(3) Mr. Dekko and Mr. Van Lerberghe became executive officers of the Company in April 1997.

(4)   Mr. Karpinske's employment with the Company commenced in February 1996.

(5)   Mr. Van Lerberghe's employment with the Company commenced in July 1995.

(6) Represents relocation costs in connection with the hiring of Mr. Van Lerberghe.

AGREEMENTS WITH EXECUTIVES

      The Company, GS Group and Brian F. Sullivan entered into an Executive Restriction Agreement dated July 19, 1996 in connection with the Company's sale of Convertible Notes to the GS Group. See "Information Concerning Directors, Nominees and Executive Directors - Certain Transactions."

      The Company and Charles F. Karpinske entered into an Executive Severance Pay Agreement dated March 24, 1997 which provides that if Mr. Karpinske's employment with the Company is terminated within 24 months following a "change in control" of the Company, other than termination for cause, voluntary termination by Mr. Karpinske, or termination on account of death or disability, the Company will pay to Mr. Karpinske an amount equal to two times his average annual compensation, including bonus, for the three-year period ending in the year in which his employment terminates, will provide continued coverage under the Company's insurance programs, and will pay him an amount equal to the difference between the aggregate fair market value of shares subject to stock options which are forfeited or become unexercisable as a result of his termination of employment, and the aggregate exercise price of such options. For these purposes, a "change in control" means (i) the dissolution or liquidation of the Company, or a merger, consolidation or other corporate reorganization in which the Company is not the surviving party; (ii) the sale of all or substantially all of the business or assets of the Company; (iii) the acquisition by any person of securities representing more than 25% of the voting power of the Company's outstanding securities; or (iv) individuals who constitute the Board of Directors at the beginning of any two-year period ceasing to constitute at least a majority of the Board of Directors, unless each new director is approved by a two-thirds vote of the directors then in office who were directors at the beginning of such period.


RETIREMENT SAVINGS PLAN

      The Company maintains a profit sharing and savings plan (the "401(k) Plan") under Section 401(k) of the Internal Revenue Code of 1986, as amended (the "Code"), which allows employees to contribute up to 15% of their pre-tax income to the 401(k) Plan. The 401(k) Plan includes a discretionary matching contribution by the Company and provides that the Company may make an additional discretionary contribution out of profits at the end of any year. The Company made discretionary matching contributions of $98,000, $61,000 and $34,000 for 1997, 1996 and 1995, respectively. No additional discretionary contributions were made by the Company for 1997, 1996 or 1995.


STOCK OPTIONS

      Since its inception, the Company has utilized stock and stock options to provide incentives and rewards to its employees and directors. The Recovery Engineering, Inc. 1986 Stock Option Plan (the "1986 Option Plan") permits the granting of awards to directors and employees of the Company in the form of stock options. Stock options granted under the 1986 Option Plan may be "incentive stock options" meeting the requirements of Section 422 of the Code or non-qualified options which do not meet the requirements of Section 422. At December 31, 1997, options for an aggregate of 21,650 shares were outstanding under the 1986 Plan. The outstanding options are presently exercisable with respect to 15,950 shares. No additional options may be granted under the 1986 Plan.

      The Recovery Engineering, Inc. 1994 Stock Option and Incentive Plan (the "1994 Plan") permits the granting of awards to employees, consultants and other service providers in the form of incentive stock options, non-qualified stock options and grants of restricted stock. At December 31, 1997, options for an aggregate of 875,300 shares were outstanding under the 1994 Plan, and 154,015 shares were available for grant, assuming the shareholders approve the proposed amendment to the 1994 Plan at the Annual Meeting. See "Approval of Amendment to 1994 Stock Option and Incentive Plan (Proposal 2)."

The outstanding stock options are presently exercisable with respect to 278,676 shares. Awards may be granted under the 1994 Plan through January 31, 2004. The 1994 Plan may be terminated earlier by the Board of Directors in its sole discretion.

      The 1986 Option Plan and the 1994 Plan are administered by the Compensation Committee of the Board of Directors. These Plans give broad powers to the Committee to administer and interpret the plans, including the authority to select the individuals to be granted awards and to prescribe the particular form and conditions of each award granted. Awards are granted on the basis of various factors, including the individual's capacity for contributing to the successful performance of the Company, the nature of the operations for which the individual is responsible, and the period for which the individual has served or will have served the Company at the vesting of the award.

      The following table sets forth certain information regarding stock options granted to the executive officers named in the Summary Compensation Table during the Company's 1997 fiscal year.


                        OPTION GRANTS IN LAST FISCAL YEAR

                                                                                         Potential Realizable
                                                 Individual Grants                          Value at Assumed
                              --------------------------------------------------------    Annual Rates of Stock
                                             Percent of Total                            Price Appreciation for
                                              Options Granted    Exercise                    Option Term (1)
                                 Options       to Employees       Price    Expiration    ----------------------
Name                           Granted (#)    in Fiscal Year     ($/Sh)       Date         5% ($)      10% ($)
----                          ------------   -----------------   --------  -----------   ----------  ----------
Brian F. Sullivan............      --                --             --           --           --           --
Jeffrey T. Dekko.............  12,000 (2)           4.8%           $7.00    02/02/2007     $52,827    $133,874
Richard D. Hembree...........  10,000 (2)           4.0%           $7.00    02/02/2007     $44,023    $111,562
Charles F. Karpinske.........  40,000 (2)          16.0%           $7.00    02/02/2007    $176,090    $446,248
Sally S. Mainquist...........  10,000 (2)           4.0%           $7.00    02/02/2007     $44,023    $111,562
Barry B. Van Lerberghe.......  12,000 (2)           4.8%           $7.00    02/02/2007     $52,827    $133,874


--------------

(1) Represents the potential net realizable value of each grant of options assuming that the market price of the underlying Common Stock appreciates in value from its fair market value on the date of grant to the end of the option term at the indicated annual rates.

(2) Each option was granted on February 2, 1997 and vests with respect to 25% of the option shares on the first, second, third and fourth anniversaries of the grant date.

      The following table sets forth certain information regarding the number and value of unexercised stock options held by the executive officers named in the Summary Compensation Table as of the end of the Company's fiscal year ended December 31, 1997.


   AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND YEAR-END OPTION VALUES


                                                                                         Value of Unexercised
                                                             Number of Unexercised       In-the-Money Options
                                Shares                      Options at Year-End (#)       at Year-End ($)(1)
                              Acquired on      Value      --------------------------- ---------------------------
Name                         Exercise (#)  Realized ($)   Exercisable / Unexercisable Exercisable / Unexercisable
----                         ------------  ------------   --------------------------- ---------------------------
Brian F. Sullivan...........   199,000       $771,125 (2)     121,500 / 250,000        $1,275,750 / $2,625,000
Jeffrey T. Dekko............     --             --             14,750 / 22,250           $231,313 / $380,438
Richard D. Hembree..........     --             --             41,250 / 18,750           $612,188 / $291,563
Charles F. Karpinske........     --             --             22,500 / 42,500           $371,875 / $721,875
Sally S. Mainquist..........     200           $3,075 (3)      19,800 / 17,500           $291,500 / $275,000
Barry B. Van Lerberghe......     --             --             12,250 / 24,750           $194,875 / $413,625


----------------

(1) Based on the difference between the December 31, 1997 closing price of $24.50 per share as reported on the Nasdaq National Market and the exercise price of the options.

(2) Based on the difference between the closing price of $6.375 per share on April 21, 1997, the date of exercise, as reported on the Nasdaq National Market and the exercise price of the options.

(3) Based on the difference between the closing price of $25.50 per share on November 13, 1997, the date of exercise, as reported on the Nasdaq National Market and the exercise price of the option.

      Mr. Sullivan's options that are not currently exercisable will become exercisable in 2005 and may become exercisable earlier if certain sales and income objectives established by the Compensation Committee are achieved by the Company. In addition, the options will become exercisable if Mr. Sullivan's employment with the Company is terminated by reason of his death or disability, or within 24 months following a "change in control" of the Company. For these purposes, a "change in control" means (i) the dissolution or liquidation of the Company, or a merger, consolidation or other corporate reorganization in which the Company is not the surviving party; (ii) the acquisition by any person, other than Wanner Engineering, Inc., of securities representing more than 50% of the voting power of the Company's outstanding securities; or (iii) individuals who constitute the Board of Directors at the beginning of any two-year period ceasing to constitute at least a majority of the Board of Directors, unless each new director is approved by a two-thirds vote of the directors then in office who were directors at the beginning of such period.


DIRECTOR STOCK OPTION PLAN

      The Company's 1993 Director Stock Option Plan (the "Director Option Plan") provides for the automatic granting of an option for shares of Common Stock to each non-employee director of the Company on the date of his or her initial election or appointment as a director, and additional options on the date of each annual meeting of shareholders at which the director is reelected by the shareholders. The number of shares covered by such options was 1,000 shares per grant through 1996, and 4,000 shares per grant for 1997 and subsequent years. See "Approval of Amendment to 1993 Director Stock Option Plan (Proposal 3)." The exercise price of options granted under the Director Option Plan is equal to 85% of the fair market value of the Common Stock on the date of grant. A total of 100,000 shares of the Company's Common Stock has been reserved for issuance pursuant to options granted under the Director Option Plan. At March 1, 1998, options for an aggregate of 53,000 shares were outstanding under the Director Option Plan and 47,000 shares were available for grant.

EMPLOYEE STOCK PURCHASE PLAN

      In 1994, the Company's 1994 Stock Purchase Plan was adopted by the Board of Directors and approved by the shareholders of the Company. The Stock Purchase Plan permits eligible employees to make voluntary contributions through payroll deductions, to be used to purchase stock from the Company on a monthly basis at a price equal to 85% of the fair market value of a share of Common Stock on the purchase date. An aggregate of 100,000 shares has been reserved for issuance under the Stock Purchase Plan. The number of shares that an employee may purchase under the Stock Purchase Plan may not exceed 500 shares during any calendar year, and the aggregate purchase price of shares purchased by any employee under the Stock Purchase Plan may not exceed $10,000 during any calendar year. The Company issued 9,501 shares, 6,874 shares and 5,312 shares under the Stock Purchase Plan in 1997, 1996 and 1995, respectively.


COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

      Decisions and recommendations regarding compensation paid to the Company's executive officers in 1997 were made by a Compensation Committee consisting of John E. Gherty and William F. Wanner, Jr., each of whom is a non-employee director of the Company. Brian F. Sullivan, the only executive officer of the Company who serves on the Board of Directors, abstains from voting on compensation matters affecting his compensation. See "Report of the Compensation Committee."


SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      The Company's directors, executive officers and any persons holding more than 10% of the outstanding Common Stock of the Company are required to file with the Securities and Exchange Commission reports concerning their initial ownership of Common Stock and any subsequent changes in such ownership. The Company believes that during 1997 the filing requirements were satisfied on a timely basis by all such persons, except as follows: Initial reports of beneficial ownership by Mr. Dekko and Mr. Van Lerberghe were not timely filed; and one transaction by Mr. Hembree and one transaction by Mr. Thompson were not reported on a timely basis. In making this disclosure, the Company has relied solely on written representations of its directors, officers and beneficial owners of more than 10% of the Common Stock and copies of the reports they have filed with the Securities and Exchange Commission and furnished to the Company.


CERTAIN TRANSACTIONS

      On July 19, 1996, the Company entered into a Securities Purchase Agreement with GS Group, pursuant to which the Company issued to GS Group $15 million principal amount of its 5% Convertible Notes Due 2003 (the "Convertible Notes"). The Convertible Notes are convertible into shares of the Company's Common Stock at a conversion price of $14.85 per share, subject to customary anti-dilution provisions. The Convertible Notes may be converted to Common Stock at any time at the option of GS Group or, if certain conditions are satisfied, after January 18, 2000 by the Company. The Convertible Notes bear interest at the rate of 5% per annum, payable quarterly on March 31, June 30, September 30, and December 31 in each year, commencing September 30, 1996, until the principal of the Convertible Notes becomes due and payable. The principal amount of the Convertible Notes is due and payable on July 18, 2003. The Convertible Notes may be prepaid in whole or in part at any time by the Company, without penalty, provided that if less than the entire indebtedness evidenced by the Convertible Notes is to be prepaid by the Company, it must offer to repay the Convertible Notes pro rata from each holder thereof.

      Under the Securities Purchase Agreement, for so long as at least 25% of the initial amount of Convertible Notes remain outstanding and GS Group holds at least a majority of the outstanding Convertible Notes, at each meeting for the election of directors of the Company, the Company is to use its best efforts to cause to be elected to, and maintained as a member of, the Company's Board of Directors, one person designated by GS Group. The representative is to be a member of the Company's executive and finance committees, if any, or any other committee performing substantially similar functions and, upon request by the representative, any other committee of the Board of Directors. The Company has also agreed that if, at any time, GS Group does not have a representative on the Company's Board of Directors, GS Group will be entitled to have an observer present at all meetings of the Company's Board. Robert R. Gheewalla currently serves as a director of the Company as the designee of GS Group.

      In connection with the sale of the Convertible Notes, the Company, GS Group and Brian F. Sullivan entered into an Executive Restriction Agreement, dated July 19, 1996. The Executive Restriction Agreement prohibits, subject to certain exceptions, Mr. Sullivan's sale of Common Stock of the Company until July 19, 1998. After that date, Mr. Sullivan may not sell or otherwise transfer in any transaction more than 25% of the Common Stock (including shares subject to stock options) which he held as of July 19, 1996 unless the holders of the Convertible Notes are allowed to participate in such sale on a pro rata basis. Under the Executive Restriction Agreement, Mr. Sullivan also has agreed to refrain from competing with the Company for three years after (i) his employment with the Company is terminated for cause or (ii) he resigns from the Company other than for good reason (as defined in the Executive Restriction Agreement).

      In April 1997, Brian F. Sullivan exercised stock options for an aggregate of 199,000 shares of Common Stock, and paid the exercise price of the options by delivering to the Company a Promissory Note in the principal amount of $497,500. The Note bears interest at the rate of 9.25% per annum, and matures on June 30, 1999.

                      REPORT OF THE COMPENSATION COMMITTEE

      The Compensation Committee of the Board of Directors (the "Committee") is composed of non-employee directors of the Company. For 1997 the Committee consisted of John E. Gherty and William F. Wanner, Jr. The Committee is responsible for assuring that compensation for executives is consistent with the Company compensation philosophy. The Committee also administers and makes grants under the Company's stock option plans with respect to the Company's executive officers.

      The Company's executive compensation program is based on a pay-for-performance philosophy. Under the Company's program, an executive's compensation consists of three components: base salary, an annual incentive (bonus) payment, and long-term incentives (principally stock options). Base salaries generally are set at levels competitive with base salaries for comparable positions in the marketplace. In addition, base salaries reflect the executive's individual job responsibilities, his or her sustained performance in fulfilling those responsibilities and the impact of such performance on the business results of the Company. Base salaries for executive officers were increased in 1997 based on the Company's achievements in the market for household water filter products and the additional responsibilities assumed by the executive officers in connection with the growth of the Company's operations. Mr. Sullivan's base salary was increased in 1997 based on the Company's achievements and to reduce the difference between his base salary and the base salaries of chief executive officers of comparable companies.

      Payments under the Company's management bonus program are tied to the level of achievement of performance objectives for business functions under the executive's direction and performance objectives for the Company as a whole. Performance objectives are based on the Company's annual strategic plan as reviewed by the Board of Directors. An executive's annual bonus potential is a percentage of his or her base salary. Under the management bonus program, executives other than Mr. Sullivan earned bonuses in 1997 based on the achievement of various operating objectives. Mr. Sullivan is eligible to earn a cash bonus based on the Company's net income before income taxes. While the Company incurred a loss before income taxes in 1997, the Committee awarded Mr. Sullivan a discretionary bonus based on his role in directing the implementation of the Company's strategic plan and the Company's overall progress in the market for household water filter products.

      The Company's long-term incentives are in the form of stock options. The objectives of these awards is to advance the longer term interests of the Company and its shareholders, complement incentives tied to annual performance, and align the interests of executives more closely with those of shareholders. The Company also believes that the entrepreneurial character of its executives makes the long-term incentives provided by its stock option program especially significant in the motivation and retention of its executives. The number of stock options awarded to an executive is based on the executive's position and his or her performance in that position. The executive's right to the stock options generally vests over a four-year period and each option is exercisable, to the extent it has vested, over a ten-year period following its grant. In the case of Mr. Sullivan, a significant portion of his stock options vest upon the achievement of certain sales and income objectives established by the Committee.

      The Committee believes that the Company's executives are focused on the attainment of a sustained high rate of growth and profitability for the benefit of the Company and its shareholders, and that the Company's compensation program, with its emphasis on performance-based and long-term incentive compensation, serves to reinforce this focus.

By the Compensation Committee

John E. Gherty
William F. Wanner, Jr.

                                PERFORMANCE GRAPH

      The Company's Common Stock has been traded on The Nasdaq National Market since March 4, 1993. Prior to that date there was no public market for the Company's Common Stock. The following graph shows changes during the period from March 4, 1993 (the date on which the Company's Common Stock was first traded on The Nasdaq National Market) to December 31, 1997, in the value of $100 invested in: (1) the Company's Common Stock; (2) the CRSP Total Return Index for The Nasdaq Stock Market (US); and (3) Nasdaq Non-Financial Stocks. The values of each investment as of the dates indicated are based on share prices plus any dividends paid in cash, with the dividends reinvested on the date they were paid. The calculations exclude trading commissions and taxes.



                                     [GRAPH]


                                          3/4/93   12/31/93  12/30/94   12/29/95   12/31/96   12/31/97
                                          ------   --------  --------   --------   --------   --------
Recovery Engineering, Inc.               $100.00   $176.79   $264.29    $217.86     $100.00    $350.00
CRSP Index for Nasdaq Stock Market (US)  $100.00   $114.20   $111.63    $157.87     $194.19    $238.40
Nasdaq Non-Financial Stocks              $100.00   $116.64   $112.16    $156.30     $189.91    $223.04


                      BENEFICIAL OWNERSHIP OF COMMON STOCK

      The following table sets forth information as of December 31, 1997, regarding the beneficial ownership of shares of Common Stock of the Company by each director and executive officer of the Company, by all directors and executive officers of the Company as a group, and by each shareholder known by the Company to own beneficially more than five percent (5%) of the outstanding shares of the Company's Common Stock. Unless otherwise noted, each person or group identified possesses sole voting and investment power with respect to such shares.

                                                  NUMBER OF SHARES  PERCENT OF
                                                    BENEFICIALLY    OUTSTANDING
NAME AND ADDRESS OF BENEFICIAL OWNER                 OWNED (1)       SHARES (2)
------------------------------------              ----------------  -----------

Certain investment funds affiliated with
  The Goldman Sachs Group, L.P. (3)...............   1,015,101        18.2%
85 Broad Street
New York, NY 10004

Investment Advisers, Inc. (4).....................     620,300        13.6%
3700 First Bank Place
Minneapolis, MN 55440

Wanner Engineering, Inc. (5)......................     596,100        13.1%
1204 Chestnut Avenue
Minneapolis, MN 55403

US Trust Company of New York (6)..................     370,036         8.1%
114 West 47th Street
New York, NY 10036

Nevis Capital Management, Inc. (7)................     311,300         6.8%
1119 St. Paul Street
Baltimore, MD 21202

DIRECTORS AND EXECUTIVE OFFICERS:

Brian F. Sullivan (8) (9).........................     530,000        11.3%

Jeffrey T. Dekko (8)..............................      15,263         *

Richard D. Hembree (8)............................      72,150         1.6%

Charles F. Karpinske (8)..........................      22,500         *

Sally S. Mainquist (8)............................      20,615         *

Barry B. Van Lerberghe (8)........................      16,050         *

Robert R. Gheewalla (10)..........................          --         *

John E. Gherty (8)(11)............................      56,451         1.2%

Sanjay H. Patel (8)(12)...........................       5,700         *

William D. Thompson (8)...........................      21,000         *

William F. Wanner, Jr. (8)(13)....................     660,150        14.5%

Ronald W. Weber (8)...............................      28,000         *

Richard J. Zeckhauser (8)(14).....................      92,500         2.0%

All directors and executive officers as a group
   (13 persons, including those named above) (8)..   1,540,379        31.9%

----------------------

*  Less than one percent.

(1) Each person has sole voting and sole power with respect to all outstanding shares, except as noted.

(2) Based on 4,548,249 shares outstanding at December 31, 1997. Such amount does not include 2,094,051 shares of Common Stock issuable upon exercise of stock options and warrants or conversion of Convertible Notes outstanding at December 31, 1997. Each figure showing the percentage of outstanding shares owned beneficially has been calculated by treating as outstanding and owned the shares which could be purchased by the indicated person(s) within 60 days upon the exercise of existing stock options or the conversion of the Convertible Notes.

(3) Reflects information included on a Schedule 13D, dated October 1, 1997, filed with the Securities and Exchange Commission by certain investment partnerships, of which affiliates of The Goldman Sachs Group, L.P. ("GS Group") are the general partner, managing general partner, managing partner or investment manager. Includes (i) 1,010,101 shares which may be acquired upon the conversion of Convertible Notes owned by the investment partnerships, and (ii) 5,000 shares subject to options held for the benefit of the GS Group by Mr. Patel (see Notes 8 and 12). Includes Convertible Notes held of record by GS Capital Partners II, L.P., currently convertible into 633,766 shares, Convertible Notes held of record by GS Capital Partners II Offshore, L.P., currently convertible into 251,948 shares, Convertible Notes held of record by Stone Street Fund 1996, L.P., currently convertible into 60,191 shares, Convertible Notes held of record by Bridge Street Fund 1996, L.P. , currently convertible into 40,819 shares, and Convertible Notes held of record by Goldman, Sachs & Co. Verwaltungs GmbH, currently convertible into 23,377 shares. Does not include up to 367,309 aggregate shares of Common Stock in respect of certain reset rights held by the investment partnerships. GS Group disclaims beneficial ownership of the shares owned by such investment partnerships to the extent attributable to partnership interests therein held by persons other than GS Group and its affiliates. Each of such investment partnerships shares voting and investment power with certain of its respective affiliates.

(4) Reflects information as of December 31, 1997, based on a Schedule 13G, dated January 30, 1998, filed by such company with the Securities and Exchange Commission, which indicates that the shareholder has sole voting power and sole dispositive power with respect to 464,500 shares and shared voting power and shared dispositive power with respect to 155,800 shares.

(5) Mr. Wanner, a director of the Company, is a director, officer and principal shareholder of Wanner Engineering, Inc. Such shares are also included in the shares beneficially owned by Mr. Wanner.

(6) Reflects information as of December 31, 1997, based on a Schedule 13G, dated February 6, 1998, filed by such company with the Securities and Exchange Commission, which indicates that the shareholder has shared voting power and shared dispositive power with respect to said shares.

(7) Reflects information as of December 31, 1997, based on a Schedule 13G, dated February 19, 1998, filed by such company with the Securities and Exchange Commission, which indicates that the shareholder has sole voting power and sole dispositive power with respect to said shares.

(8) Includes shares which could be purchased within 60 days upon the exercise of stock options as follows: Mr. Sullivan, 121,500 shares; Mr. Dekko, 14,750 shares; Mr. Hembree, 41,250 shares; Mr. Karpinske, 22,500 shares; Ms. Mainquist, 19,800 shares, Mr. Van Lerberghe, 12,250 shares; Mr. Gherty, 9,000 shares; Mr. Patel, 5,000 shares; Mr. Thompson, 6,000 shares; Mr. Wanner, 10,000 shares; Mr. Weber, 8,000 shares; Dr. Zeckhauser, 8,500 shares; and all directors and executive officers as a group, 278,550 shares.

(9)   Mr. Sullivan's address is 9300 North 75th Avenue, Minneapolis, MN 55428.

(10) Does not include securities that may be deemed to be beneficially owned by GS Group (see Note 3). Mr. Gheewalla, a director of the Company, is an associate of Goldman, Sachs & Co., the investment manager for certain of the investment partnerships. Mr. Gheewalla disclaims beneficial ownership of such securities.

(11) Includes 10,701 shares held by Mr. Gherty as custodian for his minor children.

(12) Includes 5,000 shares subject to options held for the benefit of GS Group with which Mr. Patel was previously associated. Mr. Patel disclaims beneficial ownership of such securities.

(13) Includes 2,200 shares held by Mr. Wanner as trustee for members of his family and 596,100 shares owned by Wanner Engineering, Inc., of which Mr. Wanner is a director, officer and principal shareholder.

(14) Includes 25,000 shares owned by Dr. Zeckhauser's wife. Dr. Zeckhauser, having no voting or dispositive powers with respect to such shares, disclaims beneficial ownership of such shares.

                            APPROVAL OF AMENDMENT TO
                      1994 STOCK OPTION AND INCENTIVE PLAN
                                  (PROPOSAL 2)

      The Recovery Engineering, Inc. 1994 Stock Option and Incentive Plan (the "1994 Plan") permits the granting of awards to employees, consultants and other service providers in the form of incentive stock options, non-qualified stock options ("Options"), awards of restricted stock or any combination thereof. The 1994 Plan is intended to assist the Company in hiring and retaining qualified personnel by allowing them to participate in the ownership and growth of the Company. Management believes that the granting of Options and restricted stock awards gives employees, consultants and other service providers an additional inducement to remain in the service of the Company and provides them with an increased incentive to work for the Company's success.

      The shareholders of the Company have previously approved the 1994 Plan and the issuance of up to 800,000 shares thereunder. In 1997, the Board of Directors amended the 1994 Plan to increase the number of shares reserved for issuance thereunder to 1,050,000 shares. The shareholders are being asked to approve such increase at the Annual Meeting.

      The principal features and effects of the 1994 Plan are discussed below.


ADMINISTRATION

      The 1994 Plan is administered by the Compensation Committee of the Board of Directors, which selects the employees, consultants, and other service providers who will be granted Options and restricted stock awards under the 1994 Plan. Subject to the provisions of the 1994 Plan, the Compensation Committee also determines the type, amount, size and terms of Options and restricted stock awards; the time when Options and awards should be granted; whether any restrictions should be placed on shares purchased pursuant to any Option or issued pursuant to any restricted stock award; and all other determinations necessary or advisable for the administration of the 1994 Plan. The determinations by the Compensation Committee are final and conclusive. Grants of Options and restricted stock awards and other decisions of the Compensation Committee are not required to be made on a uniform basis.


SHARES SUBJECT TO 1994 PLAN

      The 1994 Plan, as amended, provides that the total number of shares of Common Stock that may be purchased pursuant to the exercise of Options and the grant of restricted stock awards shall not exceed 1,050,000 shares, subject to adjustment as provided in the 1994 Plan. The shares to be issued upon the exercise of Options and restricted stock awards granted under the 1994 Plan will be currently authorized but unissued shares of Common Stock of the Company. The number of shares of Common Stock available under the 1994 Plan, the exercise price of an Option, or the value of a restricted stock award, may be adjusted by the Compensation Committee in its sole discretion upon any stock dividend or split, recapitalization, reclassification, combination, exchange of shares, or other similar corporate change, if the Compensation Committee determines that such change necessarily or equitably requires such an adjustment.


ELIGIBILITY

      Employees of the Company and any of its "Affiliates" (as such term is defined in the 1994 Plan) are eligible for selection to receive Options qualified as incentive stock options ("ISOs") under Section 422 of the Code. Employees, consultants and other service providers of the Company or its Affiliates may be granted non-qualified Options ("NQOs") or restricted stock awards. Options have been granted under the 1994 Plan to approximately 180 persons.

      The following table sets forth certain information regarding the allocation of the 250,000 additional shares under the 1994 Plan that are the subject of this Proposal 2, to the extent such allocation is presently determinable

                                NEW PLAN BENEFITS
                      1994 STOCK OPTION AND INCENTIVE PLAN

                                                                     OPTIONS        EXERCISE    EXPIRATION
NAME AND POSITION                                                  GRANTED (#)    PRICE ($/Sh)     DATE
-----------------                                                  ------------   ------------  ----------
Brian F. Sullivan (President & Chief Executive Officer)               --              --           --

Jeffrey T. Dekko (Vice President - Marketing)                         9,000 (1)      $23.38     01/12/2008

Richard D. Hembree (Vice President - Engineering)                    15,000 (1)      $23.38     01/12/2008

Charles F. Karpinske (Vice President & Chief Financial Officer)      10,000 (1)      $23.38     01/12/2008

Sally S. Mainquist (Vice President - Manufacturing)                   6,000 (1)      $23.38     01/12/2008

Barry B. Van Lerberghe (Vice President - Sales)                       9,000 (1)      $23.38     01/12/2008

All current executive officers as a group (6 persons named above)    49,000 (1)      $23.38     01/12/2008

All other employees                                                 201,000


----------------------

(1) Each option will vest and become exercisable in four equal installments on the first, second, third and fourth anniversaries of the date of grant, and will expire ten years after the date of grant.

      The additional shares which are not currently allocated, together with shares previously authorized and available for issuance under the Plan, may be allocated to such employees as the Compensation Committee may determine. No options or shares under the 1994 Plan will be allocated to directors who are not employees of the Company. At March 17, 1998, the closing price for the Company's Common Stock as reported on The Nasdaq Stock Market was $29.00 per share.


TERMS OF OPTIONS

      Upon the grant of an Option, the Compensation Committee fixes the number of shares of Common Stock that the optionee may purchase upon exercise of the Option and the price at which the shares may be purchased. With regard to ISOs, the exercise price cannot be less than the "fair market value" of the Common Stock at the time the ISO is granted or 110% of such fair market value in certain cases (as set forth below). NQOs may be granted at less than the fair market value of the Common Stock. See "Federal Income Tax Consequences."

      With regard to ISOs only, the aggregate fair market value of Common Stock (determined at the time the ISO is granted) subject to ISOs granted to an employee under all stock option plans of the Company and any Affiliate of the Company that become exercisable for the first time by such employee during any calendar year may not exceed $100,000. Furthermore, no ISO may be granted to any employee who, immediately after the grant of such ISO, would own more than 10% of the total combined voting power of all classes of the Company's stock unless such ISO has an exercise price equal to at least 110% of the fair market value of the Common Stock at the time of grant and the term of the ISO is no longer than five years.

      Each Option will be exercisable by the optionee only during the term fixed by the Compensation Committee, with such term ending not later than 121 months after the date of grant (ten years in the case of ISOs). Upon exercise of any Option, payment for shares as to which the Option is exercised may be made in cash, in shares of Common Stock of the Company having an aggregate fair market value on the date of exercise which is not less than the exercise price of the Option, or by a combination of cash and such shares, as the Compensation Committee may determine.


TRANSFERABILITY OF OPTIONS; TERMINATION OF EMPLOYMENT

      Options granted under the 1994 Plan are non-transferable except to the extent permitted by the agreement evidencing such Option. However, no Option will be transferable by any optionee other than by will or the laws of descent and distribution. If, pursuant to the agreement evidencing any Option, such Option remains exercisable after the optionee's death, it may be exercised to the extent permitted by such agreement by the personal representative of the optionee's estate or by any person who acquired the right to exercise such option by bequest, inheritance, or otherwise, by reason of the optionee's death.


RESTRICTED STOCK AWARDS

      Restricted stock awards granted pursuant to the 1994 Plan entitle the holder to receive shares of Common Stock, which will be subject to forfeiture to the Company if specified conditions are not satisfied by the end of a specified period, as determined in each case by the Compensation Committee. The Compensation Committee is to establish a period (the "Restricted Period") at the time a restricted stock award is granted during which the holder will not be permitted to sell, transfer, pledge, encumber, or assign the shares of Common Stock subject to the award. During the Restricted Period, the holder of shares subject to the restricted stock award shall have all of the rights of a shareholder of the Company with respect to such shares, including the right to vote the shares and to receive any dividends and other distributions with respect to the shares. However, any and all stock dividends, stock rights, and stock issued upon split-ups or reclassifications of shares subject to restricted stock awards shall be subject to the same restrictions as the shares with respect to which such stock dividends, rights, or additional stock are issued. Except to the extent otherwise provided in the restricted stock agreement governing each restricted stock award, all shares of Common Stock then subject to any restriction will be forfeited to the Company without further obligation of the Company to the holder thereof, and all rights of the holder with respect to such shares will terminate, if the holder ceases to provide services to the Company or its Affiliates as an employee, consultant or other service provider, or if any condition established by the Compensation Committee for the release of any restriction has not occurred, prior to the expiration of the Restricted Period. The Compensation Committee may permit a gift of restricted stock to the holder's spouse, child, stepchild, grandchild, or legal dependent, or to a trust whose sole beneficiary or beneficiaries is the holder of the stock, and/or any one or more of such persons. However, the donee must enter into an agreement with the Company pursuant to which it agrees that the restricted shares shall be subject to the same restrictions in the hands of such donee as it was in the hands of the donor.


IMMEDIATE ACCELERATION OF AWARDS

      The 1994 Plan provides that, notwithstanding any other provisions contained in the 1994 Plan or the agreement evidencing any Option or restricted stock award thereunder, the restrictions on all shares of restricted stock shall lapse immediately, and all outstanding Options will become exercisable immediately, if any of the following events occur: (i) any person or group of persons, other than the shareholders of record of the Company as of January 31, 1994 (the date the 1994 Plan was adopted by the Board) becomes a beneficial owner of 30% or more of any equity security of the Company entitled to vote for the election of directors; (ii) a change in the composition of the Board of Directors of the Company within any consecutive two-year period occurs such that the "Continuing Directors" cease to constitute a majority of the Board (as such term is defined in the 1994 Plan); or (iii) the shareholders of the Company approve an agreement to merge or consolidate with or into another corporation or an agreement to sell or otherwise dispose of all or substantially all of the Company's assets (including a plan of liquidation). However, a participant under the 1994 Plan will not be entitled to the immediate acceleration of an award as provided above if such acceleration would, with respect to such participant, constitute a "parachute payment" for purposes of Section 280G of the Internal Revenue Code of 1986, as amended, or any successor provision.


TERMINATION AND AMENDMENT

      The 1994 Plan will terminate on the earlier of the date on which the 1994 Plan is terminated by the Board of Directors of the Company or January 31, 2004. Options or restricted stock rights outstanding at the termination of the 1994 Plan may continue to be exercised in accordance with their terms after such termination. The 1994 Plan may be amended at any time by the Board of Directors. However, without the approval of a majority of the Company's shareholders voting at a meeting at which a quorum is present, no such amendment may (i) materially increase the benefits accruing to participants under the 1994 Plan; (ii) increase the number of shares available for issuance or sale pursuant to the 1994 Plan (other than as permitted in certain circumstances provided by the 1994
Plan); or (iii) materially modify the requirements as to eligibility for participation in the 1994 Plan, without the affirmative vote of shareholders holding at least the majority of the voting stock of the Company represented in person or by proxy at a duly held shareholders' meeting.


FEDERAL INCOME TAX CONSEQUENCES

      The following description is a general summary of the current federal income tax provisions relating to the grant and exercise of ISOs and NQOs under the 1994 Plan, the grant of restricted stock awards thereunder, and the sale of shares of Common Stock acquired upon exercise of Options or under a restricted stock award. The provisions summarized below are subject to changes in federal income tax laws and regulations, and the effects of such provisions may vary with individual circumstances.

INCENTIVE STOCK OPTIONS

      ISOs granted under the 1994 Plan are intended to be "incentive stock options" as defined by Section 422 of the Code. Under present law, the recipient of an ISO will not realize taxable income upon the grant or the exercise of an ISO, and the Company will not receive an income tax deduction at either such time. Generally, if an optionee exercises an ISO at any time prior to three months after termination of the optionee's employment and does not sell the shares acquired upon exercise of an ISO within either (i) two years after the grant of the ISO or (ii) one year after the date of exercise of the ISO, the gain upon a subsequent sale of the shares will be taxed as capital gain. If the optionee does not satisfy these requirements, the optionee generally will recognize ordinary income in an amount equal to the difference between the exercise price paid in connection with exercise of the ISO and the fair market value of the shares acquired as of the date of exercise of the ISO, and will recognize capital gain on the difference between the sale price of the shares and the fair market value of the shares as of the date of exercise. In such event, the Company would be entitled to a corresponding income tax deduction equal to the amount recognized as ordinary income by the optionee.

      Upon the exercise of an ISO, the excess of the stock's fair market value on the date of exercise over the exercise price will be included in the optionee's alternative minimum taxable income ("AMTI") and may result in the imposition of a tax on such AMTI. Liability for the alternative minimum tax is complex and depends upon an individual's overall tax situation.

NON-STATUTORY STOCK OPTIONS

      Generally, upon the grant of an NQO, neither the Company nor the optionee will experience any tax consequences. Upon exercise of an NQO granted under the 1994 Option Plan, or upon the exercise of an Option initially intended to be an ISO that does not qualify for the tax treatment described above, the optionee will realize ordinary income in an amount equal to the excess of the fair market value of the shares of Common Stock received over the exercise price paid by the optionee with respect to such shares. The amount recognized as ordinary income by the optionee will increase the optionee's basis in the stock acquired pursuant to the exercise of the NQO. the Company will be allowed a federal income tax deduction for the amount recognized as ordinary income by the optionee upon the optionee's exercise of the NQO. Upon a subsequent sale of the stock, the optionee will recognize short-term or long-term gain or loss depending upon the holding period for the stock and upon the stock's subsequent appreciation or depreciation in value.

RESTRICTED STOCK AWARDS

      A participant who receives an award of restricted stock under the 1994 Plan generally will recognize ordinary income at the time at which the restrictions on such shares (the "Restrictions") lapse, in an amount equal to the excess of (i) the fair market value of such shares at the time the Restrictions lapse, over (ii) the price, if any, paid for such shares. If the participant makes an election with respect to such shares under Section 83(b) of the Internal Revenue Code of 1986, as amended (the "Code"), not later than 30 days after the date shares are transferred to the participant pursuant to such award, the participant will recognize ordinary income at the time of transfer in an amount equal to the excess of (i) the fair market value of the shares covered by the award (determined without regard to any restriction other than a restriction which by its terms will never lapse) at the time of such transfer over (ii) the price, if any, paid for such shares.

      A participant's tax basis in shares received pursuant to a restricted stock award granted under the 1994 Plan will be equal to the sum of the price paid for such shares, if any, and the amount of ordinary income recognized by such participant with respect to the transfer of such shares or the lapse of the Restrictions thereon. The participant's holding period for such shares for purposes of determining gain or loss on a subsequent sale will begin immediately after the transfer of such shares to the participant, if a Section 83(b) election is made with respect to such shares, or immediately after the Restrictions on such shares lapse, if no Section 83(b) election is made.

      Generally, a deduction will be allowed to the Company, for federal income tax purposes, in an amount equal to the ordinary income recognized by a participant with respect to shares awarded pursuant to the 1994 Plan, provided that such amount constitutes an ordinary and necessary business expense of the Company and is reasonable.

      If, subsequent to the lapse of Restrictions on his or her shares, the participant sells such shares, the difference, if any, between the amount realized from such sale and the tax basis of such shares to the holder will be taxed as long-term or short-term capital gain or loss, depending on whether the participant's holding period for such shares exceeds the applicable holding period at the time of sale and provided that the participant holds such shares as a capital asset at such time.

      If a Section 83(b) election is made and, before the Restrictions on the shares lapse, the shares which are subject to such election are resold to the Company or are forfeited, (i) no deduction would be allowed to such participant for the amount included in the income of such participant by reason of such
Section 83(b) election, and (ii) the participant would realize a loss in an amount equal to the excess, if any, of the amount paid for such shares over the amount received by the participant upon such resale or forfeiture

(which loss would be a capital loss if the shares are held as a capital asset at such time). In such event, the Company would be required to include in its income the amount of any deduction previously allowable to it in connection with the transfer of such shares.

      The Compensation Committee will have the discretion to provide with respect to any restricted stock award that upon a change in control of the Company, any Restrictions on the shares of Common Stock covered by the award will lapse. In general, if the total amount of payments in the nature of compensation that are contingent upon a "change in control" of the Company (as defined in Section 280G of the Code) equals or exceeds three times a recipient's "base amount" (generally, such recipient's average annual compensation for the five years preceding the change in control), then, subject to certain exceptions, the payments may be treated as parachute payments under Section 280G of the Code, in which case a portion of the payments would be nondeductible to the Company and the recipient would be subject to a 20% excise tax on such portion of the payments under Section 4999 of the Code.


SHAREHOLDER APPROVAL

      The affirmative vote of a majority of the shares of Common Stock represented at the Annual Meeting either in person or by proxy, assuming a quorum is present, is required to approve the amendment to the 1994 Plan increasing the number of shares reserved for issuance thereunder.

      THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR APPROVAL OF THE AMENDMENT TO THE 1994 STOCK OPTION AND INCENTIVE PLAN AS SET FORTH IN PROPOSAL 2.

                            APPROVAL OF AMENDMENT TO
                         1993 DIRECTOR STOCK OPTION PLAN
                                  (PROPOSAL 3)

      The Company's 1993 Director Stock Option Plan (the "Director Option Plan") provides for the automatic granting of an option for shares of Common Stock to each non-employee director of the Company on the date of his or her initial election or appointment as a director, and additional options on the date of each annual meeting of shareholders at which the director is reelected by the shareholders. The purpose of the Director Option Plan is to promote the interests of the Company and its stockholders by attracting and retaining highly qualified independent directors by providing an opportunity to invest in the Company and participate in its future success.

      The number of shares covered by such options was 1,000 shares per grant through 1996. In 1997 the Board of Directors amended the Director Option Plan, subject to approval by the shareholders at the Annual Meeting, to increase the number of shares covered by such options to 4,000 shares per grant for 1997 and subsequent years. The exercise price of options granted under the Director Option Plan is equal to 85% of the fair market value of the Common stock on the date of grant. A total of 100,000 shares of the Company's Common Stock has been reserved for issuance pursuant to options granted under the Director Option Plan. At March 1, 1998, options for an aggregate of 53,000 shares were outstanding under the Director Option Plan, and 47,000 shares were available for grant.


DESCRIPTION OF THE DIRECTOR OPTION PLAN

      The following is a summary of the principal provisions of the Director Option Plan and is qualified in its entirety by reference to the complete text of the Director Option Plan.

      The Director Option Plan provides for the automatic granting of an option for shares of Common Stock to each non-employee director of the Company (an "Eligible Director") on the date of his or her initial election or appointment as a director, and additional options on the date of each annual meeting of shareholders at which the director is reelected by the shareholders. A maximum of 100,000 shares of Common Stock is available for purchase upon the exercise of options granted or to be granted under the Director Option Plan. Shares to be delivered at the time a stock option is exercised shall be made available from authorized and unissued shares of the Company's Common Stock. If any outstanding option granted under the Director Option Plan expires prior to its exercise for any reason, then the shares of Common Stock subject to such unexercised option shall be available for future grants of options under the Director Option Plan.

      The Board of Directors may in its discretion make such proportionate adjustments in the number of shares available under the Director Option Plan; the number of shares of Common Stock subject to, and the exercise price of, stock options outstanding under the Director Option Plan; and such other adjustments as are required, to prevent any dilution or enlargement of rights that would otherwise result from any reorganization, merger, recapitalization, stock split, stock dividend, or similar change in the capital structure of the Company.

      The following table sets forth certain information regarding the allocation of shares under the Director Option Plan subsequent to the date of the amendment that is the subject of this Proposal 3.


                                NEW PLAN BENEFITS
                         1993 DIRECTOR STOCK OPTION PLAN

                                      OPTIONS         EXERCISE     EXPIRATION
NAME AND POSITION                   GRANTED (#)     PRICE ($/Sh)      DATE
-----------------                   -----------     ------------   ----------
Directors who are not
 executive officers, as a group     75,000 (1)(2)        (1)(3)        (2)

----------------------

(1) Includes options for 24,000 shares granted in April 1997 at an exercise price of $5.84 per share, options for 4,000 shares granted in February 1998 at an exercise price of $24.01 per share, options for 24,000 shares to be granted at the date of the Annual Meeting, and 23,000 shares available for future grants.

(2) Each option is vested in full at the date of grant, becomes exercisable six months after the date of grant, and expires five years after the date of grant.

(3) The exercise price of options granted under the Plan is 85% of the fair market value at the date of grant.


      Each option granted under the Director Option Plan is evidenced by an option agreement executed on behalf of the Company and by the Eligible Director to whom such option is granted. The exercise price per share for each option granted under the Director Option Plan is equal to 85% of the "fair market value" (as that term is defined in the Director Option Plan) of a share of Common Stock on the date such option is granted. At March 17, 1998, the closing price for the Company's Common Stock as reported on The Nasdaq Stock Market was $29.00 per share. Options granted under the Director Option Plan are fully vested when granted but cannot be exercised until six months following the date of grant. Options granted under the Director Option Plan are not assignable or transferrable during the lifetime of the Eligible Director, and are exercisable during an Eligible Director's lifetime only by the Eligible Director. After the death of an Eligible Director, such options may be transferred by will or the laws of descent and distribution and may be exercised by the executors or administrators of the Eligible Director's estate or by the person to whom the Eligible Director's rights under the option pass by will or the laws of descent and distribution.

      Payment for the exercise price of options granted under the Director Option Plan may be made in cash, by delivery of shares of Common Stock of the Company having an aggregate fair market value on the date of exercise which is not less than the exercise price of the option, or by a combination thereof.

      The Board of Directors may suspend or terminate the Director Option Plan or any portion thereof at any time, and the Board may amend the Director Option Plan in any respect subject, in certain circumstances, to the approval of the Company's shareholders. However, no termination, suspension, or amendment of the Director Option Plan may alter any option outstanding thereunder without the consent of the holder of such option. Unless terminated by earlier action of the Board, the Director Option Plan will terminate on September 7, 2003, and no option can be granted under the Director Option Plan after such date. However, options outstanding upon termination of the Director Option Plan may continue to be exercised in accordance with their terms.


TAX TREATMENT

      All options granted under the Director Option Plan will be non-statutory options not entitled to special tax treatment under Section 422 of the Code, as amended. For a more detailed discussion of the tax treatment of these options, see the discussion under "Federal Income Tax Consequences" in Proposal 2.

SHAREHOLDER APPROVAL

      The affirmative vote of a majority of the shares of Common Stock represented at the Annual Meeting either in person or by proxy, assuming a quorum is present, is required to approve the amendment to the Director Option Plan increasing the number of shares subject to each option granted thereunder.


      THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR APPROVAL OF THE AMENDMENT TO THE 1993 DIRECTOR STOCK OPTION PLAN AS SET FORTH IN PROPOSAL 3.


                         RATIFICATION OF THE APPOINTMENT
                             OF INDEPENDENT AUDITORS
                                  (PROPOSAL 4)

      The Board of Directors has appointed the firm of Ernst & Young LLP as independent auditors for the fiscal year ending December 31, 1998. The firm of Ernst & Young LLP has served as the Company's auditors since 1986. A representative of Ernst & Young LLP will be present at the Annual Meeting, will have an opportunity to make a statement if he desires to do so, and will be available to respond to appropriate questions from shareholders.

      All proxies received in response to this solicitation will be voted in favor of the ratification of the appointment of the independent auditors, unless other instructions are indicated thereon.


SHAREHOLDER APPROVAL

      The affirmative vote of a majority of the shares of Common Stock represented at the Annual Meeting either in person or by proxy, assuming a quorum is present, is required to ratify the appointment of Ernst & Young LLP as independent auditors for the Company for the year ending December 31, 1998.

      THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS AS SET FORTH IN PROPOSAL 4.


                            PROPOSALS OF SHAREHOLDERS

      Any shareholder wishing to have a proposal considered for inclusion in the Company's proxy solicitation materials for the Annual Meeting of Shareholders to be held in 1999 must set forth such proposal in writing and file it with the Secretary of the Company no later than November 20, 1998. Shareholders are also required to comply with the provisions of the Company's Bylaws with respect to any proposal to be presented at the 1999 Annual Meeting of Shareholders of the Company.

      The Company's Bylaws provide that, except for shareholder proposals filed in accordance with the proxy rules promulgated under the Exchange Act, a shareholder seeking to bring new business before an annual meeting is required to comply with the provisions described below. The Bylaws require that shareholder proposals for new business, together with certain accompanying information, be filed with the Company no less than 60 nor more than 90 days prior to the scheduled annual meeting, provided that the Company has given at least 70 days' notice of such meeting. If the Company has not given at least 70 days' notice, shareholder proposals must be submitted no later than the tenth day following the earlier of the date that notice of the date of the annual meeting was mailed to the shareholders or the day on which public disclosure of such date was made. The Bylaws require that the shareholder's notice set forth as to each proposal (i) a description of and the reasons for such proposal, (ii) the names and addresses of the shareholder making the proposal and of any shareholders known to be supporting the proposal, (iii) such persons' beneficial ownership of the Company's stock, and (iv) any financial interest in the proposal of the shareholder offering the proposal. If the information supplied by the shareholder is deficient in any material aspect, the Board of Directors may reject the shareholder proposal. The shareholder may cure the deficiency within five days after notification. The Board of Directors determines whether the deficiency has been cured by the shareholder.

      Shareholders are also required to comply with the provisions of the Company's Bylaws with respect to any nomination of candidates for election as directors at such Annual Meeting. See "Information Concerning Directors, Nominees and Executive Officers - Nomination of Directors."


                                 OTHER BUSINESS

      At the date of this Proxy Statement, management knows of no other business that may properly come before the Annual Meeting. However, if any other matters properly come before the meeting, the persons named in the enclosed form of proxy will vote the proxies received in response to this solicitation in accordance with their best judgment on such matters.


                              FINANCIAL INFORMATION

      The Company's 1997 Annual Report to Shareholders, including, but not limited to, the balance sheets as of December 31, 1997 and 1996 and the related statements of operations, changes in shareholders' equity and cash flows for the years ended December 31, 1997, 1996 and 1995, accompanies these materials. A copy of the 1997 Annual Report to Shareholders may be obtained without charge upon request to the Company. In addition, the Company will provide without charge to any shareholder solicited hereby, upon written request of such shareholder, a copy of its 1997 Annual Report on Form 10-K filed with the Securities and Exchange Commission. Requests should be directed to the Chief Financial Officer, Recovery Engineering, Inc., 9300 North 75th Avenue, Minneapolis, Minnesota 55428.

                                        By Order of the Board of Directors



                                        Eric O. Madson, SECRETARY

March 20, 1998

                           RECOVERY ENGINEERING, INC.
                      1994 STOCK OPTION AND INCENTIVE PLAN

         The purpose of the Recovery Engineering, Inc. 1994 Stock Option and Incentive Plan (the "Plan") is to promote the growth and profitability of Recovery Engineering, Inc. (the "Company") and its Affiliates by providing its employees, consultants and other service providers with an incentive to achieve long-term corporate objectives, to attract and retain persons of outstanding competence, and to provide such persons with an equity interest in the Company.

         1. STOCK SUBJECT TO PLAN. An aggregate of 350,000 shares (the "Shares") of the Common Stock, par value $.0l per share ("Common Stock"), of the Company may be subject to awards granted under the Plan. The number of shares authorized for issuance under the Plan may be increased from time to time by approval of the Board of Directors and, if required pursuant to Rule 16b-3 under the Securities Exchange Act of 1934 or the applicable rules of any securities exchange or the NASD, the shareholders of the Company. Such Shares may be authorized but unissued Common Stock or authorized and issued Common Stock that has been or may be acquired by the Company. Shares that are subject to an award which expires or is terminated unexercised, or which are reacquired by the Company upon the forfeiture of restricted Shares, shall again be available for issuance under the Plan.

         2. ADMINISTRATION.

                  a. COMMITTEE. The Plan shall be administered by the Compensation Committee (the "Committee") of the Board of Directors of the Company (the "Board"). The Committee shall be comprised of the entire Board or, if the Board so determines, of two or more members of the Board.

                  b. POWERS AND DUTIES. The Committee shall have the authority to make rules and regulations governing the administration of the Plan; to select the eligible employees, consultants and other service providers to whom awards shall be granted; to determine the type, amount, size, and terms of awards; to determine the time when awards shall be granted; to determine whether any restrictions shall be placed on Shares purchased pursuant to any option or issued pursuant to any award; and to make all other determinations necessary or advisable for the administration of the Plan. The Committee's determinations need not be uniform, and may be made by it selectively among persons who are eligible to receive awards under the Plan, whether or not such persons are similarly situated. All interpretations, decisions, or determinations made by the Committee pursuant to the Plan shall be final and conclusive.

         3. ELIGIBILITY; PARTICIPANTS.

                  a. Any person who provides services to the Company or any of its Affiliates as an employee, consultant or other service provider shall be eligible to receive awards under the Plan. Eligible persons may be selected to receive awards individually or by group or category (for example, by pay grade) as the Committee may determine. The selection of officers of the Company to receive awards under the Plan and the terms of any award granted to such officers shall be approved by the Committee. The Committee, in its sole discretion, may delegate to one or more officers of the Company the authority to select persons who are not officers to receive awards under the Plan and to establish the terms of awards granted to such persons.

                  b. A person who has been granted an award under this Plan, or under any predecessor plan, may be granted additional awards if the Committee shall so determine. Except to the extent otherwise provided in the agreement evidencing an award, the granting of an award under this Plan shall not affect any outstanding award previously granted under this Plan or under any other plan of the Company or any Affiliate.

                  c. For purposes of this Plan, the term "Affiliate" shall mean any "parent corporation" or "subsidiary corporation" of the Company, as those terms are defined in Sections 424(e) and 424(f) of the Internal Revenue Code of 1986, as amended.

         4. AWARDS. The Committee may make awards to eligible persons in the form of stock options which are intended to qualify as "Incentive Stock Options" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended, or stock options which are not intended to so qualify ("Non-qualified Options"), or awards of restricted stock, or any combination thereof.

         5. STOCK OPTIONS. A stock option granted pursuant to the Plan shall entitle the optionee, upon exercise, to purchase Shares at a specified price during a specified period. Options shall be subject to such terms and conditions as the Committee shall from time to time approve; provided, that each option shall be subject to the following requirements:

                  a. TYPE OF OPTION. Each option shall be identified in the agreement pursuant to which it is granted as an Incentive Stock Option or as a Non-qualified Option, as the case may be.

                  b. TERM. No option shall be exercisable more than 121 months after the date on which it is granted.

                  c. PAYMENT. The purchase price of Shares subject to an option shall be payable in full at the time the option is exercised. Payment may be made in cash, in shares of Common Stock having an aggregate fair market value on the date of exercise which is not less than the option price, or by a combination of cash and such shares, as the Committee may determine, and subject to such terms and conditions as the Committee deems appropriate.

                  d. OPTIONS NOT TRANSFERABLE. Options shall not be transferable except to the extent permitted by the agreement evidencing such option; provided, that in no event shall any option be transferable by the optionee, other than by will or the laws of descent and distribution. Options shall be exercisable during an optionee's lifetime only by such optionee. If, pursuant to the agreement evidencing any option, such option remains exercisable after the optionee's death, it may be exercised, to the extent permitted by such agreement, by the personal representative of the optionee's estate or by any person who acquired the right to exercise such option by bequest, inheritance, or otherwise by reason of the optionee's death.

                  e. INCENTIVE STOCK OPTIONS. If an option is an Incentive Stock Option, it shall be subject to the following additional requirements:

                           i. Incentive Stock Options may be granted only to
                  persons who are employees of the Company or of an Affiliate.

                           ii. The purchase price of Shares that are subject to
                  an Incentive Stock Option shall not be less than 100% of the fair market value of such Shares at the time the option is granted, as determined in good faith by the Committee.

                           iii. The aggregate fair market value (determined at
                  the time the option is granted) of the Shares with respect to which Incentive Stock Options are exercisable by the optionee for the first time during any calendar year, under this Plan or any other plan of the Company or any Affiliate, shall not exceed $100,000.

                           iv. An Incentive Stock Option shall not be
                  exercisable more than ten years after the date on which it is granted.

                           v. The purchase price of Shares that are subject to
                  an Incentive Stock Option granted to an employee who, at the time such option is granted, owns 10% or more of the total combined voting power of all classes of stock of the Company or of any Affiliate shall not be less than 110% of the fair market value of such Shares on the date such option is granted, and such option may not be exercisable more than five years after the date on which it is granted. For the purposes of this subparagraph, the rules of Section 424(d) of the Code shall apply in determining the stock ownership of any employee.

Subject to the foregoing, options may be made exercisable in one or more installments, upon the happening of certain events, upon the fulfillment of certain conditions, or upon such other terms and conditions as the Committee shall determine.

         6. RESTRICTED STOCK. Restricted stock awards granted pursuant to the Plan shall entitle the holder to receive Shares, subject to forfeiture if specified conditions are not satisfied at the end of a specified period. Restricted stock awards shall be subject to such terms and conditions as the Committee shall from time to time approve; provided, that each award shall be subject to the following requirements:

                  a. RESTRICTED PERIOD. The Committee shall establish a period (the "Restricted Period") at the time an award is granted during which the holder will not be permitted to sell, transfer, pledge, encumber, or assign the Shares subject to the award. The Committee may provide for the lapse of restrictions in installments, or upon the occurrence of certain events, where deemed appropriate. Any attempt by a holder to dispose of restricted Shares in a manner contrary to the applicable restrictions shall be void, and of no force and effect.

                  b. RIGHTS DURING RESTRICTED PERIOD. Except to the extent otherwise provided in this paragraph 6 or under the terms of any restricted stock agreement, during the Restricted Period the holder of restricted Shares shall have all of the rights of a shareholder in the Company with respect to such Shares, including the right to vote the Shares and to receive dividends and other distributions with respect to the Shares; provided, that all stock dividends, stock rights, and stock issued upon split-ups or reclassifications of Shares shall be subject to the same restrictions as the Shares with respect to which such stock dividends, rights, or additional stock are issued, and may be held in custody as provided below in this paragraph 6 until the restrictions thereon shall have lapsed.

                  c. FORFEITURES. Except to the extent otherwise provided in the restricted stock agreement, all Shares then subject to any restriction shall be forfeited to the Company without further obligation of the Company to the holder thereof, and all rights of the holder with respect to such Shares shall terminate, if the holder shall cease to provide services to the Company and its Affiliates as an employee, consultant or other service provider, or if any condition established by the Committee for the release of any restriction shall not have occurred, prior to the expiration of the Restricted Period.

                  d. CUSTODY. The Committee may provide that the certificates evidencing restricted Shares shall be held in custody by a bank or other institution, or by the Company or any Affiliate, until the restrictions thereon have lapsed, and may require that the holder of any restricted Shares shall have delivered to the Company one or more stock powers, endorsed in blank, relating to the restricted Shares as a condition of receiving the award.

                  e. CERTIFICATES. A recipient of a restricted stock award shall be issued a certificate or certificates evidencing the Shares subject to such award. Such certificates shall be registered in the name of the recipient, and may bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such award, which legend shall be in substantially the following form:

                  "The transferability of this certificate and the shares represented hereby are subject to the terms and conditions (including forfeiture) of the Recovery Engineering, Inc. 1994 Stock Option and Incentive Plan and an Agreement entered into between the registered owner and Recovery Engineering, Inc. Copies of such Plan and Agreement are on file in the offices of Recovery Engineering, Inc."

                  f. GIFTS, ETC. Notwithstanding any other provision of this paragraph 6, the Committee may permit a gift of restricted stock to the holder's spouse, child, stepchild, grandchild, or legal dependent, or to a trust whose sole beneficiary or beneficiaries shall be the holder and/or any one or more of such persons; provided, that the donee shall have entered into an agreement with the Company pursuant to which it agrees that the restricted stock shall be subject to the same restrictions in the hands of such donee as it was in the hands of the donor.

         7. AGREEMENTS. Each option or award granted pursuant to the Plan shall be evidenced by an agreement setting forth the terms and conditions upon which it is granted. Multiple options or awards may be evidenced by a single agreement. Subject to the limitations set forth in the Plan, the Committee may, with the consent of the person to whom an award has been granted, amend any such agreement to modify the terms or conditions governing the award evidenced thereby.

         8. ADJUSTMENTS. In the event of any change in the outstanding Shares of Common Stock by reason of any stock dividend or split, recapitalization, reclassification, combination, or exchange of Shares or other similar corporate change, then if the Committee shall determine, in its sole discretion, that such change necessarily or equitably requires an adjustment in the number of Shares subject to an award, in the option price or value of an award, or in the maximum number of Shares subject to this Plan, such adjustments shall be made by the Committee and shall be conclusive and binding for all purposes of this Plan. No adjustment shall be made in connection with the issuance by the Company of any warrants, rights, or options to acquire additional Common Stock or of securities convertible into Common Stock.

         9. MERGER, CONSOLIDATION, REORGANIZATION, LIQUIDATION, ETC. Subject to the provisions of the agreement evidencing any award, if the Company shall become a party to any corporate merger, consolidation, major acquisition of property for stock, reorganization, or liquidation, the Board of Directors of the Company shall have the power to make any arrangement it deems advisable with respect to outstanding awards and in the number of Shares subject to this Plan, which shall be binding for all purposes of this Plan, including, but not limited to, the substitution of new awards for any awards then outstanding, the assumption of any such awards, and the termination of such awards.

         10. EXPENSES OF PLAN. The expenses of administering this Plan shall be borne by the Company and its Affiliates.

         11. RELIANCE ON REPORTS. Each member of the Committee and each member of the Board of Directors shall be fully justified in relying or acting in good faith upon any report made by the independent public accountants of the Company and its Affiliates and upon any other information furnished in connection with this Plan by any person or persons other than himself. In no event shall any person who is or shall have been a member of the Committee or of the Board of Directors be liable for any determination made or other action taken or omitted in reliance upon any such report or information, or for any action taken or omitted, including the furnishing of information, in good faith.

         12. RIGHTS AS SHAREHOLDER. Except to the extent otherwise specifically provided hereon, no recipient of any award shall have any rights as a shareholder with respect to Shares sold or issued pursuant to the Plan until certificates for such Shares have been issued to such person.

         13. GENERAL RESTRICTIONS. Each award granted pursuant to the Plan shall be subject to the requirement that if, in the opinion of the Committee, the listing, registration, or qualification of any Shares related thereto upon any securities exchange or under any state or federal law, the consent or approval of any regulatory body, or an agreement by the recipient with respect to the disposition of any such Shares, is necessary or desirable as a condition of the issuance or sale of such Shares, such award shall not be consummated unless and until such listing, registration, qualification, consent, approval, or agreement is effected or obtained in form satisfactory to the Committee.

         14. EMPLOYMENT RIGHTS. Nothing in this Plan, or in any agreement entered into hereunder, shall confer upon any person the right to continue to provide services to the Company or an Affiliate as an employee, consultant or other service provider, or affect the right of the Company or Affiliate to terminate such person's service at any time, with or without cause.

         15. WITHHOLDING. If the Company proposes or is required to issue Shares pursuant to the Plan, it may require the recipient to remit to it, or may withhold from such award or from the recipient's other compensation, an amount, in the form of cash or Shares, sufficient to satisfy any applicable federal, state, or local tax withholding requirements prior to the delivery of any certificates for such Shares.

         16. AMENDMENTS. The Board of Directors of the Company may at any time, and from time to time, amend the Plan in any respect, except that no amendment that would:

                  a. materially increase the benefits accruing to participants under the Plan;

                  b. increase the number of Shares available for issuance or sale pursuant to the Plan (other than as permitted by paragraphs 8 and 9); or

                  c. materially modify the requirements as to eligibility for participation in the Plan;

shall be made without the affirmative vote of shareholders holding at least a majority of the voting stock of the Company represented in person or by proxy at a duly held shareholders' meeting.

         17. IMMEDIATE ACCELERATION OF AWARDS. Notwithstanding any provision in this Plan or in any award to the contrary, the restrictions on all shares of restricted stock shall lapse immediately and all outstanding options will become exercisable immediately if, subsequent to the Effective Date of this Plan, any of the following events occur:

                  a. Any person or group of persons, other than the shareholders of record of the Company as of the date of this Plan is adopted by the Board, becomes the beneficial owner of 30% or more of any equity security of the Company entitled to vote for the election of directors;

                  b. A change in the composition of the Board within any consecutive two-year period such that the "Continuing Directors" cease to constitute a majority of the board.

         For purposes of this event, the "Continuing Directors" shall mean those members of the Board who either: (i) were directors at the beginning of such two-year period, or (ii) were elected by, or on nominations or recommendations of, a majority of the then-existing Board members; or

                  c. The shareholders of the Company approve an agreement to merge or consolidate with or into another corporation or an agreement to sell or otherwise dispose of all or substantially all of the Company's assets (including a plan of liquidation).

         For purposes of this paragraph 17, beneficial ownership by a person or group of persons shall be determined in accordance with Regulation 13D (or any similar successor regulation) promulgated by the Securities and Exchange Commission pursuant to the 1934 Act. Beneficial ownership of more than 30% of an equity security may be established by any reasonable method, but shall be presumed conclusively to exist as to any person who files a Schedule 13D report with the Securities and Exchange Commission reporting such ownership. If the restrictions and forfeiture periods are eliminated by reason of subparagraph a., the limitations of this Plan shall not become applicable again should the person cease to own 30% or more of any equity security of the Company.

         A participant shall not be entitled to the immediate acceleration of an award as provided in this paragraph 17 if such acceleration would, with respect to the participant, constitute a "parachute payment" for purposes of Internal Revenue Code Section 280G, or any successor provision. The participant shall have the right to designate those awards which would be reduced or eliminated so that the participant will not receive a "parachute payment."

         Prior to the occurrence of one of the events described in subparagraph a., b. or c. above, the participant shall have no rights under this paragraph 17, and the Board shall have the power and right, within its sole discretion, to rescind, modify or amend this paragraph 17 without any consent of the participant. In all other cases, and notwithstanding the authority granted to the Board or the Committee, as the case may be, to exercise discretion in interpreting, administering, amending or terminating this Plan, neither the Board nor the Committee shall, following the occurrence of one of the events described in subparagraph a., b. or c. above, have the power to exercise such authority or otherwise take any action which is inconsistent with the provisions of this paragraph 17.

         18. SHAREHOLDER APPROVAL. The Plan shall be subject to approval by the shareholders holding at least a majority of the voting stock of the Company represented in person or by proxy and voting thereon at a duly held shareholders' meeting, and any award granted under the Plan prior to the date of such approval shall be contingent upon such approval.

         19. EFFECTIVE DATE; DURATION. This Plan shall be effective as of January 31, 1994, subject to shareholder approval of the Plan as described above on or before January 31, 1995. No options or rights shall be granted under the Plan after the earlier of (a) the date on which the Plan is terminated by the Board of Directors of the Company; or (b) January 31, 2004. Options or rights outstanding at the termination of the Plan may continue to be exercised in accordance with their terms after such termination.

                             FIRST AMENDMENT TO THE
                           RECOVERY ENGINEERING, INC.
                      1994 STOCK OPTION AND INCENTIVE PLAN

                                January 31, 1995

RECITALS:

A. The Recovery Engineering, Inc. 1994 Stock Option and Incentive Plan (the "Plan") was adopted by the Board of Directors of Recovery Engineering, Inc. (the "Company") on January 31, 1994, and was approved by the shareholders of the Company on April 12, 1994. The Plan is now in full force and effect.

B. The Company desires to amend the Plan to increase the number of shares of common stock available for issuance under the Plan.

AMENDMENT:

THEREFORE, the Plan is hereby amended as follows:

1. The first sentence of paragraph 1 of the Plan is hereby amended to read as follows:

                  "1. Stock Subject to Plan. An aggregate of 700,000 shares of the Common Stock, par value $.01 per share, ("Common Stock") of the Company may be subject to awards granted under the Plan."

2. The foregoing amendment shall be effective as of January 31, 1995, and shall be subject to approval by the shareholders of the Company at its next Annual or Special Meeting of shareholders.

                             SECOND AMENDMENT TO THE
                           RECOVERY ENGINEERING, INC.
                      1994 STOCK OPTION AND INCENTIVE PLAN

                                January 28, 1997

RECITALS:

A. The Recovery Engineering, Inc. 1994 Stock Option and Incentive Plan (the "Plan") was adopted by the Board of Directors of Recovery Engineering, Inc. (the "Company") on January 31, 1994, and was approved by the shareholders of the Company on April 12, 1994. The First Amendment to the Plan, increasing the number of shares of common stock available for issuance under the Plan from 350,000 shares to 700,000 shares, was adopted by the Board of Directors on January 31, 1995, and was approved by the shareholders of the Company on April 25, 1995. The Plan, as amended, is now in full force and effect.

B. The Company desires to amend the Plan to further increase the number of shares of common stock available for issuance under the Plan.

AMENDMENT:

THEREFORE, the Plan is hereby amended as follows:

1. The first sentence of paragraph 1 of the Plan is hereby amended to read as follows:

                  "1. Stock Subject to Plan. An aggregate of 800,000 shares of the Common Stock, par value $.01 per share, ("Common Stock") of the Company may be subject to awards granted under the Plan."

2. The foregoing amendment shall be effective as of January 28, 1997, and shall be subject to approval by the shareholders of the Company at its next Annual or Special Meeting of shareholders.

                             THIRD AMENDMENT TO THE
                           RECOVERY ENGINEERING, INC.
                      1994 STOCK OPTION AND INCENTIVE PLAN

                                 April 24, 1997

RECITALS:

A. The Recovery Engineering, Inc. 1994 Stock Option and Incentive Plan (the "Plan") was adopted by the Board of Directors of Recovery Engineering, Inc. (the "Company") on January 31, 1994, and was approved by the shareholders of the Company on April 12, 1994. The First Amendment to the Plan, increasing the number of shares of common stock available for issuance under the Plan from 350,000 shares to 700,000 shares, was adopted by the Board of Directors on January 31, 1995, and was approved by the shareholders of the Company on April 25, 1995. The Second Amendment to the Plan, increasing the number of shares of common stock available for issuance under the Plan from 700,000 shares to 800,000 shares, was adopted by the Board of Directors on January 28, 1997, and was approved by the shareholders of the Company on April 24, 1997. The Plan, as amended, is now in full force and effect.

B. The Company desires to amend the Plan to further increase the number of shares of common stock available for issuance under the Plan.

AMENDMENT:

THEREFORE, the Plan is hereby amended as follows:

1. The first sentence of paragraph 1 of the Plan is hereby amended to read as follows:

                  "1. Stock Subject to Plan. An aggregate of 850,000 shares of the Common Stock, par value $.01 per share, ("Common Stock") of the Company may be subject to awards granted under the Plan."

2. The foregoing amendment shall be effective as of April 24, 1997, and shall be subject to approval by the shareholders of the Company at its next Annual or Special Meeting of shareholders.

                             FOURTH AMENDMENT TO THE
                           RECOVERY ENGINEERING, INC.
                      1994 STOCK OPTION AND INCENTIVE PLAN

                                 August 5, 1997

RECITALS:

A. The Recovery Engineering, Inc. 1994 Stock Option and Incentive Plan (the "Plan") was adopted by the Board of Directors of Recovery Engineering, Inc. (the "Company") on January 31, 1994, and was approved by the shareholders of the Company on April 12, 1994. The First Amendment to the Plan, increasing the number of shares of common stock available for issuance under the Plan from 350,000 shares to 700,000 shares, was adopted by the Board of Directors on January 31, 1995, and was approved by the shareholders of the Company on April 25, 1995. The Second Amendment to the Plan, increasing the number of shares of common stock available for issuance under the Plan from 700,000 shares to 800,000 shares, was adopted by the Board of Directors on January 28, 1997, and was approved by the shareholders of the Company on April 24, 1997. The Third Amendment to the Plan, increasing the number of shares of common stock available for issuance under the Plan from 800,000 shares to 850,000 shares, was adopted by the Board of Directors on April 24, 1997, and is to be submitted to the shareholders of the Company for approval at the next Annual or Special Meeting of shareholders. The Plan, as amended, is now in full force and effect, subject to approval of the Third Amendment to the Plan by the shareholders of the Company.

B. The Company desires to amend the Plan to further increase the number of shares of common stock available for issuance under the Plan.

AMENDMENT:

THEREFORE, the Plan is hereby amended as follows:

1. The first sentence of paragraph 1 of the Plan is hereby amended to read as follows:

                  "1. Stock Subject to Plan. An aggregate of 1,050,000 shares of the Common Stock, par value $.01 per share, ("Common Stock") of the Company may be subject to awards granted under the Plan."

2. The foregoing amendment shall be effective as of August 5, 1997, and shall be subject to approval by the shareholders of the Company at its next Annual or Special Meeting of shareholders.

                           RECOVERY ENGINEERING, INC.
                        1993 DIRECTOR STOCK OPTION PLAN

         The purpose of the Recovery Engineering, Inc. 1993 Director Stock Option Plan (the "Option Plan") is to attract and retain persons of outstanding competence to serve on the Board of Directors of Recovery Engineering, Inc. (the "Company").

         1. ADMINISTRATION. The Option Plan will be administered by the Board of Directors of the Company. Grants of stock options under the Option Plan ("Options") and the amount and nature of the Options so granted will be automatic, as described below.

         2. STOCK SUBJECT TO THE OPTION PLAN. An aggregate of 100,000 shares of Common Stock, par value $.0l per share ("Common Stock"), of the Company are reserved for issuance under the Option Plan. The number of shares authorized for issuance under the Option Plan may be increased from time to time by approval of the Board of Directors and, if required pursuant to Rule 16b-3 under the Securities Exchange Act of 1934 or the applicable rules of any securities exchange or the NASD, the shareholders of the Company. In the event of any reorganization, merger, recapitalization, stock dividend, stock split, or similar change in the corporate structure or shares of the Company, appropriate adjustments will be made to the number and kind of shares reserved for issuance under the Option Plan and pursuant to outstanding Options and to the exercise price of outstanding Options.

         3. AUTOMATIC OPTION GRANTS. Under the Option Plan, each non-employee director will automatically be granted Options to purchase shares of Common Stock as follows:

                  a. INITIAL OPTION GRANTS. Under the Option Plan, each current and future non-employee director will be granted an initial Option (the "Initial Grant") as follows:

                           i. CURRENT NON-EMPLOYEE DIRECTORS. Each person
                  serving as a non-employee director on the effective date of the Option Plan will automatically be granted an Option on the effective date to purchase the number of shares set forth below:

                                  Name                    Number of shares
                         ----------------------           ----------------

                         Eugene E. Erickson                  1,000 shares
                         John E. Gherty                      2,000 shares
                         William F. Wanner, Jr.              1,000 shares
                         Ronald W. Weber                     1,000 shares
                         Richard J. Zeckhauser                   0 shares

                           ii. FUTURE NON-EMPLOYEE DIRECTORS. Each person who is
                  first elected or appointed to serve as a non-employee director after the effective date of the Option Plan will automatically be granted an Option on the date of his or her initial election or appointment to the Company's Board of Directors to purchase 1,000 shares of Common Stock.

                  b. ADDITIONAL OPTION GRANTS. Under the Option Plan, each non-employee director will automatically be granted additional Options to purchase shares of Common Stock as follows:

                           i. On the date of the first annual meeting of
                  shareholders occurring after the Initial Grant to a non-employee director under the Option Plan, such non-employee director, if reelected at such meeting, will automatically be granted an additional Option to purchase 1,000 shares of Common Stock.

                           ii. Thereafter, on the date of each subsequent annual
                  meeting of shareholders at which the non-employee director is reelected to the Board of Directors, the non-employee director shall automatically be granted an additional Option to purchase 1,000 shares of Common Stock.

         4. VESTING, EXERCISABILITY AND EXPIRATION. All Options granted under the Option Plan shall be fully vested when granted, but may not be exercised until six months following the date of grant. All Options granted under the Option Plan shall expire five years after the date of grant.

         5. TRANSFERABILITY. No Option granted under the Option Plan is assignable or transferable during the lifetime of the director, either voluntarily or involuntarily. Options shall be exercisable during a director's lifetime only by such director. In the event of the death of a non-employee director, Options granted under the Option Plan may be transferred by will or the laws of descent and distribution and may only be exercised by the executors or administrators of such director's estate or by the person or persons to whom such director's rights under the Option shall pass by the director's will or the laws of descent and distribution.

         6. EXERCISE PRICE. The exercise price of Options granted under the Option Plan shall be 85% of the fair market value of one share of Common Stock on the date of grant; provided, however, that the exercise price of 1,000 of the shares included in the initial option grant to Mr. Gherty shall be $2.50 per share. For purposes of the Option Plan, "fair market value" is the average of the high and low sales price of the Common Stock, as reported by the NASDAQ National Market System on the date of grant. Payment for the exercise of Options may be made in cash, by personal check payable to the Company, by delivery of shares of Common Stock having an aggregate fair market value on the date of exercise which is not less than the option price, or by a combination thereof.

         7. PLAN AMENDMENT AND TERMINATION. The Board of Directors may suspend or terminate the Option Plan or any portion thereof at any time, and may amend the Option Plan from time to time in any respect, provided that no such amendment will be effective without approval of the shareholders, if shareholder approval is required pursuant to Rule 16b-3 under the Securities Exchange Act of 1934 or the applicable rules of any securities exchange or the NASD. To the extent prohibited under Rule 16b-3 under the Securities Exchange Act of 1934, the Option Plan may not be amended more than once every six months. No termination, suspension or amendment of the

Option Plan will alter an outstanding Option without the consent of the holder of such Option. Unless earlier terminated by action of the Board, the Option Plan will terminate on September 7, 2003, and no Option shall be granted after any such termination. Options outstanding upon termination of the Option Plan may continue to be exercised in accordance with their terms.

         8. COMPLIANCE WITH SEC REGULATIONS. It is the Company's intent that the Option Plan comply in all respects with Rule 16b-3 of the Act and any regulations promulgated thereunder. If any provision of this plan is later found not to be in compliance with the Rule, the provision shall be deemed null and void. All grants and exercises of Options under the Option Plan shall be executed in accordance with the requirements of Section 16 of the Act, as amended, and any regulations promulgated thereunder.

         9. SHAREHOLDER APPROVAL. The Option Plan shall be subject to approval by the shareholders holding at least a majority of the voting stock of the Company represented in person or by proxy at a duty held shareholders' meeting, and any Option granted under the Option Plan prior to the date of such approval shall be contingent upon such approval.

         10. EFFECTIVE DATE. This Option Plan shall be effective as of September 7, 1993, subject to shareholder approval of the Option Plan as described above on or before September 7, 1994.

         11. MISCELLANEOUS. Except as otherwise provided herein, no non-employee director shall have any claim or right to be granted an Option under the Option Plan. Neither the Option Plan nor any action hereunder shall be construed as giving any director any right to be retained in the service of the Company.

                             FIRST AMENDMENT TO THE
                           RECOVERY ENGINEERING, INC.
                         1993 DIRECTOR STOCK OPTION PLAN

                                 April 24, 1997

RECITALS:

A. The Recovery Engineering, Inc. 1993 Director Stock Option Plan (the "Plan") was adopted by the Board of Directors of Recovery Engineering, Inc. (the "Company") on September 7, 1993, and was approved by the shareholders of the Company on April 12, 1994. The Plan is now in full force and effect.

B. This First Amendment is adopted in order to increase the number of shares subject to each option hereafter granted under the Plan.

AMENDMENT:

THEREFORE, the Plan is hereby amended as follows:

1. Amendment No. 1: Section 3.a.ii of the Plan is hereby amended to read as follows:

                           "ii. FUTURE NON-EMPLOYEE DIRECTORS. Each person who
                  is first elected or appointed to serve as a non-employee director on or after the effective date of the First Amendment to the Option Plan will automatically be granted an Option on the date of his or her initial election or appointment to the Company's Board of Directors to purchase 4,000 shares of Common Stock."

2. Amendment No. 2: Section 3.b of the Plan is hereby amended to read as follows:

                  "b. ADDITIONAL OPTION GRANTS. Under the Option Plan, each non-employee director will automatically be granted additional Options to purchase shares of Common Stock as follows:

                           "i. On the date of the first annual meeting of
                  shareholders occurring (A) after the Initial Grant to a non-employee director under the Option Plan and (B) on or after the effective date of the First Amendment to the Option Plan, such non-employee director, if reelected at such meeting, will automatically be granted an additional Option to purchase 4,000 shares of Common Stock.

                           "ii. Thereafter, on the date of each subsequent
                  annual meeting of shareholders at which the non-employee director is reelected to the Board of Directors, the non-employee director will automatically be granted an additional Option to purchase 4,000 shares of Common Stock."

3. Effective Date. This First Amendment shall be effective as of April 24, 1997, and with respect to Options granted under the Plan on or after such effective date. If shareholder approval of this First Amendment is required pursuant to Rule 16b-3 under the Securities Act of 1934 or the applicable rules of any securities exchange or the NASD, then this First Amendment and any Option granted under the Plan on or after the date of this First Amendment (but only to the extent of the additional shares which are subject to such Option as a result of this First Amendment) shall be subject to and contingent upon such shareholder approval.

PROXY

                           RECOVERY ENGINEERING, INC.
                      PROXY SOLICITED BY BOARD OF DIRECTORS
                       FOR ANNUAL MEETING OF SHAREHOLDERS
                                 APRIL 23, 1998

The undersigned, revoking all prior proxies, hereby appoints Brian F. Sullivan and William F. Wanner, Jr., or either of them, as proxy or proxies, with full power of substitution and revocation, to vote all shares of Common Stock of Recovery Engineering, Inc. (the "Company") of record in the name of the undersigned at the close of business on March 17, 1998, at the Annual Meeting of Shareholders to be held on Thursday, April 23, 1998, or at any adjournment thereof, upon the following matters:

1.   Election of the following nominees as directors:

     ROBERT R. GHEEWALLA, JOHN E. GHERTY, SANJAY H. PATEL, BRIAN F. SULLIVAN,
        WILLIAM D. THOMPSON, WILLIAM F. WANNER, JR., RICHARD J. ZECKHAUSER

     [_]  FOR ALL NOMINEES               [_]  WITHHOLD FOR ALL NOMINEES

     [_]  FOR ALL NOMINEES EXCEPT THE FOLLOWING:
          (Write the name(s) of the nominee(s) withheld in the space provided below.)

          ----------------------------------------------------------------------

2. Approval of amendment to the 1994 Stock Option and Incentive Plan to increase the number of shares reserved for issuance thereunder.

        [_]  FOR           [_]  AGAINST           [_]  ABSTAIN

3. Approval of amendment to the 1993 Director Stock Option Plan to increase the number of shares subject to each option granted thereunder.

        [_]  FOR           [_]  AGAINST           [_]  ABSTAIN

                            (CONTINUED ON OTHER SIDE)

                           (CONTINUED FROM OTHER SIDE)

4. Ratification of appointment of Ernst & Young LLP as independent auditors for 1998.

        [_]  FOR           [_]  AGAINST           [_]  ABSTAIN

5. In their discretion the Proxies are authorized to vote upon such matters as may properly come before the meeting.

Please mark, date, sign, and mail this proxy promptly in the enclosed envelope.

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR Proposals 1, 2, 3 and 4. The Board of Directors recommends a vote FOR Proposals 1, 2, 3 and 4.

Please sign your name exactly as it appears below. In the case of shares owned in joint tenancy or as tenants in common, all should sign. Fiduciaries should indicate their title and authority.

                                     Dated:                              , 1998.
                                           ------------------------------

                                     -------------------------------------------

                                     -------------------------------------------

                                     -------------------------------------------
                                     Signature(s)